UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 8, 2021

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3 Great Pasture Road, Danbury, Connecticut	06810
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FCEL	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

This Form 8-K/A (Amendment No. 1) is being filed solely to include the reference to Exhibit 104, Cover Page Interactive Data File (embedded within the Inline XBRL document) which was inadvertently omitted from the Form 8-K filed on April 8, 2021. No change other than the addition of the exhibit reference is being made by this Form 8-K/A (Amendment No. 1).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2021 Annual Meeting of Stockholders of FuelCell Energy, Inc. (the “Company”) held on April 8, 2021 (the “Annual Meeting”), the Company’s stockholders approved the amendment and restatement of the Company’s 2018 Omnibus Incentive Plan, as amended and restated (as so amended and restated, the “Second Amended and Restated Plan”), which had previously been approved by the Company’s Board of Directors, subject to stockholder approval. The purpose of the amendment and restatement was to authorize the Company to issue up to 8,000,000 additional shares of the Company’s common stock pursuant to awards under the Second Amended and Restated Plan.

Following the approval of the Second Amended and Restated Plan by the Company’s stockholders at the Annual Meeting, the Second Amended and Restated Plan provides the Company with the authority to issue a total of 12,333,333 shares of the Company’s common stock. The Second Amended and Restated Plan authorizes grants of stock options, stock appreciation rights, restricted stock, restricted stock units, shares, performance shares, performance units, incentive awards and dividend equivalent units to officers, other employees, directors, consultants and advisors.

The Company cannot currently determine the benefits, if any, to be paid under the Second Amended and Restated Plan in the future to the officers of the Company, including the Company’s named executive officers.

The Second Amended and Restated Plan is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 19, 2021. A copy of the Second Amended and Restated Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Second Amended and Restated Plan set forth above does not purport to be complete and is qualified in its entirety by reference to such materials.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on April 8, 2021, five proposals were submitted to a vote of the holders of shares of common stock of the Company.  The voting results with respect to those five proposals were as follows:

(1)	Election of five directors to serve until the 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

NAME OF DIRECTOR	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
James H. England	85,060,945	20,733,429	1,954,084	77,505,571
Jason Few	104,102,512	2,037,452	1,608,494	77,505,571
Chris Groobey	98,993,182	6,797,300	1,957,976	77,505,571
Matthew F. Hilzinger	98,888,785	6,890,500	1,969,173	77,505,571
Natica Von Althann	94,298,425	11,504,102	1,945,931	77,505,571

Accordingly, each of James H. England, Jason Few, Chris Groobey, Matthew F. Hilzinger, and Natica Von Althann have been re-elected as directors.

(2)	Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2021.

VOTES FOR:  180,750,369

VOTES AGAINST:  3,245,471

ABSTENTIONS:  1,258,189

BROKER NON-VOTES: 0

Accordingly, the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2021 has been ratified.

(3)	Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as set forth in the “Executive Compensation” section of the proxy statement.

VOTES FOR:  81,175,868

VOTES AGAINST:  25,483,427

ABSTENTIONS:  1,089,163

BROKER NON-VOTES:  77,505,571

Accordingly, the compensation of the Company’s named executive officers as set forth in the “Executive Compensation” section of the proxy statement has been approved by the stockholders.

(4)

Approval of the amendment of the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of the Company from 337,500,000 shares to 500,000,000 shares (the “Increase Authorized Shares Proposal”).

VOTES FOR:  165,615,174

VOTES AGAINST:  18,348,023

ABSTENTIONS:  1,290,832

BROKER NON-VOTES:  0

Accordingly, the Increase Authorized Shares Proposal has been approved by the stockholders.

See Item 8.01 below for information regarding the Certificate of Amendment filed by the Company to increase the number of authorized shares of common stock of the Company from 337,500,000 shares to 500,000,000 shares, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1.

(5)

Approval of the amendment and restatement of the FuelCell Energy, Inc. 2018 Omnibus Incentive Plan, as amended and restated, including the authority to issue 8,000,000 additional shares of the Company’s common stock under such amended and restated Plan.

VOTES FOR:  93,306,127

VOTES AGAINST: 13,209,749

ABSTENTIONS:  1,232,582

BROKER NON-VOTES: 77,505,571

Accordingly, the amendment and restatement of the Company’s 2018 Omnibus Incentive Plan, as amended and restated, has been approved by the stockholders.

Item 7.01.Regulation FD Disclosure.

On April 8, 2021, the Company shared a presentation with the stockholders at the Annual Meeting and posted the presentation on its website located at https://investor.fce.com/events/default.aspx.  A copy of the presentation is furnished with this report as Exhibit 99.1.

The information furnished in this Item 7.01, including Exhibit 99.1, is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

By furnishing the information contained in this Item 7.01, including Exhibit 99.1, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.  The information contained in the presentation furnished as Exhibit 99.1 is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this presentation, although it may do so from time to time. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 8.01.	Other Events.

As described in further detail in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting, the Company’s stockholders approved the amendment of the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of the Company from 337,500,000 shares to 500,000,000 shares (the “Increase in Authorized Shares”).  Accordingly, on April 8, 2021, the Company filed a Certificate of Amendment of the Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware (the “Certificate of Amendment”) to effect the Increase in Authorized Shares.  The Certificate of Amendment and the Increase in Authorized Shares became effective on April 8, 2021, upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware.

A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.Financial Statements and Exhibits.

(d)  The following exhibits are being filed or furnished (as applicable) herewith:

Exhibit No.	Description

3.1	Certificate of Amendment of the Certificate of Incorporation of FuelCell Energy, Inc., dated April 8, 2021.

10.1	FuelCell Energy, Inc. Second Amended and Restated 2018 Omnibus Incentive Plan, effective as of April 8, 2021.

99.1	FuelCell Energy, Inc. 2021 Annual Meeting of Stockholders Presentation, dated April 8, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: April 14, 2021	By:	/s/ Michael S. Bishop
Michael S. Bishop
Senior Vice President, Chief Financial Officer and Treasurer